UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2020

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On May 26, 2020, DaVita Inc. (the “Company”) issued a press release, made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, announcing the commencement of a private offering, subject to market and other conditions, of $1.75 billion aggregate principal amount of its Senior Notes due 2030 (the “2030 Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Prior to the closing date of this offering, the Company will deliver a notice of its election to redeem all $1.75 billion aggregate principal amount outstanding of its 5.125% Senior Notes due 2024 (CUSIP No. 23918K AQ1; ISIN No. US23918KAQ13) (the “2024 Notes”) on July 15, 2020 (the “Redemption Date”), conditioned upon the completion of the 2030 Notes offering. Pursuant to such notice, and conditioned upon the completion of the 2030 Notes offering, all of the outstanding 2024 Notes will be redeemed at a redemption price of 101.708% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the Redemption Date in accordance with the terms of the Indenture, dated as of June 13, 2014, as supplemented, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee. The Company intends to use the net proceeds from the 2030 Notes offering referred to above, together with cash on hand, to finance the redemption of the 2024 Notes and pay all fees and expenses related to such redemption and the offering.

This Current Report on Form 8-K does not constitute a notice of redemption of the 2024 Notes. The CUSIP and ISIN numbers set forth above are included solely for informational purposes. The Company is not responsible for the use or selection of the CUSIP and ISIN numbers and no representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers set forth above.
This Current Report on Form 8-K (and the exhibit hereto) shall not constitute an offer to sell or the solicitation of an offer to buy the 2030 Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 26, 2020.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: May 26, 2020	By:	/s/ Joel Ackerman
Joel Ackerman
Chief Financial Officer and Treasurer